UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 4, 2010
                                                      ----------------

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

       000-31951                                          35-1594017
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(Commission File Number)                       (IRS Employer Identification No.)


     210 East Kirkwood Avenue
          Bloomington, IN                                    47408
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of
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                  Directors; Appointment of Certain Officers; Compensatory
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                  Arrangements of Certain Officers.
                  ---------------------------------

                  (b) On February 4, 2010, Harry F. McNaught, Jr., a director of Monroe Bancorp (the "Corporation"), announced that he will retire as a director of the Corporation and its wholly-owned subsidiary, Monroe Bank, effective upon the expiration of his term as a director of the Corporation at the annual meeting of shareholders in April 2010. Mr. McNaught did not cite any disagreement with the Corporation in announcing his intention not to stand for re-election.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 8, 2010

                                            MONROE BANCORP



                                            /s/ Gordon M. Dyott
                                            ----------------------------------
                                            Gordon M. Dyott
                                            Executive Vice President,
                                            Chief Financial Officer